UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2024

SCREAMING EAGLE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41203	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

955 Fifth Avenue New York, New York	10075
(Address of principal executive offices)	(Zip Code)

(310) 209-7280

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	SCRMU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	SCRM	The Nasdaq Stock Market LLC
Redeemable Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	SCRMW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

SEAC Shareholders’ Meeting

On May 7, 2024, Screaming Eagle Acquisition Corp., a Cayman Islands exempted company (“SEAC”), held an extraordinary general meeting of shareholders (the “SEAC Shareholders’ Meeting”) in connection with its proposed business combination (the “Business Combination”) with Lions Gate Entertainment Corp. (“Lionsgate”).

On April 16, 2024, the record date for the SEAC Shareholders’ Meeting, there were 35,925,223 Class A ordinary shares, par value $0.0001 per share, of SEAC (“Class A Ordinary Shares” or “public shares”) and 18,750,000 Class B ordinary shares, par value $0.0001 per share (“Class B Ordinary Shares” and together with the Class A Ordinary Shares, the “Ordinary Shares”), entitled to be voted at the SEAC Shareholders’ Meeting. At the SEAC Shareholders’ Meeting, 30,667,546 Ordinary Shares, or approximately 85.4% of the shares entitled to vote at the SEAC Shareholders’ Meeting, were represented in person or by proxy, which constituted a quorum.

SEAC’s shareholders voted on the following proposals at the SEAC Shareholders’ Meeting, each of which were approved. The final vote tabulation is set forth below.

Shareholder Proposal No. 1 – Business Combination Proposal

A proposal to approve, by special resolution, the business combination agreement, dated December 22, 2023, by and among SEAC, Lionsgate, LG Sirius Holdings ULC, a British Columbia unlimited liability company and a wholly owned subsidiary of Lionsgate (“Studio HoldCo”), LG Orion Holdings ULC, a British Columbia unlimited liability company and a wholly-owned subsidiary of Lions Gate Parent (“StudioCo”), SEAC II Corp., a Cayman Islands exempted company and a wholly-owned subsidiary of SEAC (“New SEAC” or “Pubco” following the consummation of the Business Combination), SEAC MergerCo, a Cayman Islands exempted company and a direct, wholly-owned subsidiary of New SEAC (“MergerCo”), 1455941 B.C. Unlimited Liability Company, a British Columbia unlimited liability company and a direct, wholly-owned subsidiary of SEAC (“New BC Sub”), and the other parties thereto (the “BCA Parties”) (as amended on April 11, 2024 and as may be further amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), and the transactions contemplated thereby (the “Business Combination Proposal”).

The voting results for such proposal were as follows:

For	Against	Abstain
29,659,455	1,008,091	0

Shareholder Proposal No. 2 – SEAC Merger Proposal

A proposal to approve, by special resolution, assuming the Business Combination Proposal is approved and adopted, the SEAC Merger (as defined in the Business Combination Agreement) and the Plan of Merger, as contemplated by the Business Combination Agreement, pursuant to which, SEAC will merge with and into MergerCo, with MergerCo as the surviving entity.

The voting results for such proposal were as follows:

For	Against	Abstain
29,659,454	1,008,092	0

Shareholder Proposal No. 3 – Advisory Organizational Documents Proposals

To approve on a non-binding advisory basis, by ordinary resolution, the governance provisions contained in the notice of articles and articles of Pubco to be adopted in connection with the Business Combination that materially affect the rights of SEAC’s shareholders, presented as the following sub-proposals:

(a)	A proposal to increase the number of authorized share capital to unlimited number of common shares of Pubco, without par value:

For	Against	Abstain
26,607,371	3,786,279	273,896

(b)	A proposal to remove classification of directors, so that the board of directors of Pubco will not be divided into classes and each director will be elected on an annual basis:

For	Against	Abstain
29,385,497	1,008,192	273,857

(c)	A proposal to require the directors of Pubco to be appointed by ordinary resolution of the shareholders of Pubco:

For	Against	Abstain
29,385,498	1,008,191	273,857

(d)	A proposal to require the directors of Pubco to be removed by the shareholders of Pubco with or without cause by special resolution:

For	Against	Abstain
26,810,458	3,583,192	273,896

(e)	A proposal to provide that in the case of an equality of votes, at either a meeting of shareholders or a meeting of directors, the chairman shall not be entitled to a second or casting vote:

For	Against	Abstain
29,385,498	1,008,191	273,857

(f)

A proposal to provide that, in accordance with the Business Corporations Act (British Columbia) (the “BC Act”), shareholders who hold in aggregate at least 1/20 of the issued shares entitled to vote at general meetings may requisition general meetings, subject to compliance with applicable requirements under the BC Act:

For	Against	Abstain
29,385,497	1,008,192	273,857

(g)	A proposal to remove a provision requiring an exclusive forum for certain shareholder litigation:

For	Against	Abstain
29,385,459	1,008,230	273,857

(h)	A proposal to remove provisions related to Pubco’s status as a blank check company, as they will no longer be relevant to Pubco following the closing of the Business Combination:

For	Against	Abstain
29,385,497	1,008,192	273,857

Shareholder Proposal No. 4 – Stock Issuance Proposal

A proposal to approve, by ordinary resolution, for the purposes of complying with the applicable listing rules of the Nasdaq Stock Market LLC, the issuance of (x) up to 23,091,217 common shares of Pubco (the “Pubco Common Shares”) and up to 2,018,951 Class A Ordinary Shares issued to such investors participating in a private placement (the “PIPE” and such investors, the “PIPE Investors”) in connection with shares purchased by the PIPE Investors for which they have exercised their reduction right in accordance with the terms of their Subscription Agreement (as defined in the Business Combination Agreement), in each case, to PIPE Investors in accordance with the terms of the Subscription Agreements, plus any additional shares pursuant to additional subscription agreements, non-redemption agreements or other agreements SEAC may enter into prior to the closing of the Business Combination and (y) up to 253,435,794 Pubco Common Shares to Studio HoldCo, a subsidiary of Lionsgate, in accordance with the terms of the Business Combination Agreement, in each case, in connection with the Business Combination.

The voting results for such proposal were as follows:

For	Against	Abstain
29,385,498	1,008,191	273,857

In connection with the SEAC Shareholders’ Meeting, shareholders holding 10,147,350 Class A Ordinary Shares exercised their right to redeem such shares for a pro rata portion of the funds in SEAC’s trust account maintained by Continental Stock Transfer & Trust Company.

SEAC Public Warrantholders’ Meeting

Also on May 7, 2024, SEAC held an extraordinary general meeting (the “SEAC Public Warrantholders’ Meeting” and together with the SEAC Shareholders’ Meeting, the “SEAC Business Combination Meetings”) of public warrantholders (the “Public Warrantholders”) in connection with the Business Combination.

On April 16, 2024, the record date for the SEAC Public Warrantholders’ Meeting, there were 25,000,000 outstanding public warrants of SEAC (the “Public Warrants”) (such warrants being the warrants of SEAC issued as part of the units in SEAC’s initial public offering, each of which entitle the holder thereof to purchase one Class A Ordinary Share at an exercise price of $11.50 per share). At the SEAC Public Warrantholders’ Meeting, 16,706,854 Public Warrants, or approximately 66.8% of the warrants entitled to vote at the SEAC Public Warrantholders’ Meeting, were represented in person or by proxy, which constituted a quorum.

SEAC’s Public Warrantholders voted on the following proposal at the SEAC Public Warrantholders’ Meeting, which was approved. The final vote tabulation is set forth below.

Warrantholder Proposal No. 1 – Warrant Agreement Amendment Proposal

A proposal to approve and adopt an amendment to the terms of the warrant agreement that governs all of SEAC’s warrants to provide that each of the then outstanding Public Warrant will be exchanged by such holder for cash in the amount of $0.50 per whole Public Warrant.

The voting results for such proposal were as follows:

For	Against	Abstain
15,571,321	795,272	340,261

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 13, 2024

SCREAMING EAGLE ACQUISITION CORP.

By:	/s/ Eli Baker
Name:	Eli Baker
Title:	Chief Executive Officer